                             GMAC RFC HOLDING CORP.

                  UNANIMOUS WRITTEN CONSENT OF SOLE SHAREHOLDER

                                DECEMBER 20, 2005

         We, the undersigned, are the members of the Board of Directors of GMAC
RFC Holding Corp., a Michigan corporation (the "Corporation"), the sole shareholder of Residential Funding Corporation ("RFC") and Residential Funding
Mortgage Securities II, Inc. ("RFMSII"). By execution of this Unanimous Written
Consent, the Board of Directors unanimously consents to and authorizes the actions hereinafter set forth. This Unanimous Written Consent shall be in lieu of actions presented at a formal meeting of the Board of Directors of the
Corporation, and the resolution shall have the same force and effect as if adopted at a meeting of the Board of Directors of the Corporation called for the purpose of its adoption:

         RESOLVED, that the actions approved and recommended by the Board of
                  Directors of RFC pursuant to a Unanimous Written Consent of
                  Directors in Lieu of Meeting of Board of Directors, dated
                  December 20, 2005, and resolutions approved and adopted by the
                  Board of Directors of RFMSII pursuant to a Unanimous Written
                  Consent of Directors in Lieu of Meeting of Board of Directors,
                  dated December 20, 2005, relating to the authorization,
                  registration, creation, issuance and sale by RFMSII of up to
                  $10,000,000,000 of Home Equity Loan Pass-Through Certificates
                  and Asset-Backed Notes, and the master servicing, servicing, administration or managing of the assets backing those Home
                  Equity Loan Pass-Through Certificates and Asset-Backed Notes
                  by RFC are hereby approved and authorized.

         IN WITNESS WHEREOF, the undersigned Directors have executed this
Unanimous Written Consent this 20th day of December, 2005.

/s/ Davee L. Olson                                       /s/ Bruce J. Paradis
----------------------------                             ---------------------
Davee L. Olson                                           Bruce J. Paradis

/s/ David C. Walker
David C. Walker

                                       2

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                DECEMBER 20, 2005

         The undersigned, being all the Directors of Residential Funding
Mortgage Securities II, Inc., a Delaware corporation (the "Corporation"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the
Corporation:
                  RESOLVED, that the President, the Chief Financial Officer, the
         Treasurer, the Assistant Treasurer, the Directors and other officers specifically authorized by the Board of Directors in writing in their capacities as such be, and they hereby are, authorized to sign on behalf of the Corporation, a Registration Statement constituting a filing on Form S-3 with respect to the registration of up to $1,000,000 of home equity loan pass-through certificates and asset-backed notes
         (the "Securities") (such registration statement, in the form in which it was executed and to be filed on or about December 20, 2005, together with any amendment (the "Pre-Effective Amendment") thereto which shall be subsequently executed and filed, in order to effect the registration of an additional $10,000,000,000 of Securities, including any and all exhibits thereto, is hereby called the "Registration Statement"); and
         the President, the Secretary, any Executive Vice President, any Senior
         Vice President, any Vice President, and any other officer specifically authorized by the Board of Directors in writing (the "Authorized
         Officers") or the Secretary is hereby authorized to cause the same to be filed with the Securities and Exchange Commission in accordance with the provisions of the Securities Act of 1933, as amended, and the
         Securities and Exchange Commission's rules and regulations thereunder;

                  RESOLVED, that the Authorized Officers be, and they hereby are, also authorized to sign on behalf of the Corporation and cause to be filed such amendments and supplements to the Registration Statement, including, without limitation, the financial statements and schedules, exhibits and forms of Prospectus and Prospectus Supplements (including any preliminary prospectus or similar document) (the "Prospectus" and
         "Prospectus Supplements," respectively) required as a part thereof, which such Authorized Officers in their sole discretion find necessary or desirable in order to effect the registration and takedown therefrom;

                  RESOLVED, that the Authorized Officers of the Corporation and its counsel be, and each of them, with full authorization to act without the others, hereby is, authorized to appear on behalf of the
         Corporation before the Securities and Exchange Commission in connection with any matter relating to the Registration Statement and to any amendment thereto;

                  RESOLVED, that the President of the Corporation, is hereby designated to act on behalf of the Corporation as the agent for service of process in connection with the Registration Statement (including any
         Pre-Effective Amendment) and authorized to receive notices and communications from the Securities and Exchange Commission in connection with the Registration Statement and any amendments thereto;

                  RESOLVED, that the Authorized Officers be, and each of them, with full authority to act without the others, hereby is, authorized to execute, in the name and on behalf of the Corporation, one or more
         Powers of Attorney, constituting and appointing Lisa R. Lundsten, the attorney-in-fact and agent of the Corporation, with full power to act without the others, to sign the Registration Statement (including any
         Pre-Effective Amendment) and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Corporation and to attest said seal, to file the Registration Statement (including any
         Pre-Effective Amendment) and each amendment so signed with all exhibits thereto with the Securities and Exchange Commission;

                  RESOLVED, that the Authorized Officers, the Secretary or any
         Assistant Secretary of the Corporation be, and each of them with full authority to act without the others, hereby is, authorized and directed in the name and on behalf of the Corporation to take any and all action which he or she may deem necessary or advisable in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities, to register or obtain a license for the Corporation as a dealer or broker under the securities laws of such of the states of the United States of America or other jurisdictions, including (but not limited to) Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments as may be deemed by such officer to be useful or advisable to be filed, and that the Board of Directors hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuer's covenants, irrevocable consents to service; of process, powers of attorney and other papers, agreements, documents and instruments if (i) in the opinion of the officer of the Corporation so acting the adoption of such resolutions is necessary or advisable and (ii) the Secretary of the Corporation evidences such adoption by filing with this Unanimous
         Written Consent copies of such resolutions, which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in this
         Unanimous Written Consent as part of this resolution with the

                                       2

         same force and effect as if included herein, and that the Authorized
         Officers, the Secretary or any Assistant Secretary of the Corporation
         take any and all further action which they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Corporation;

                  RESOLVED, that it is in the best interests of the Corporation that the Securities be qualified or registered for sale in various states, that the Authorized Officers, the Secretary or any Assistant
         Secretary of the Corporation and its counsel are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Securities as said
         Authorized Officers, the Secretary or any Assistant Secretary may deem advisable, that said Authorized Officers, Secretary or any Assistant
         Secretary are hereby authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, and the execution by such Authorized Officers, Secretary or any Assistant Secretary of any such paper or document or the performance by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the
         Corporation and the approval and ratification by the Corporation of the papers and documents to be executed and the action so taken;

                  RESOLVED, that (i) the establishment of the trust fund for any series (a "Series") of Securities (the "Trust Fund"), (ii) the issuance and sale of the Securities of such Series, with such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in the Registration Statement and, the
         Prospectus, and Prospectus Supplement and any Private Placement
         Memorandum (if applicable a "Private Placement Memorandum") relating to such Series and (iii) the conveyance to the Trust Fund of mortgage loans (or other collateral described in the Registration Statement)
         backing the Securities which constitute such Series, in return for such
         Securities or other good and valuable consideration, are hereby approved by the Corporation;

                  RESOLVED, that (i) the proposed form and terms of the Pooling and Servicing Agreement or Indenture, Trust Agreement, Servicing
         Agreement, Custodial Agreement or any other similar or related agreement, document or instrument, as the case may be, for any Series of Securities (together, the "Offering Documents") (as described in the
         Registration Statement and the Prospectus, Prospectus Supplement and
         any Private Placement Memorandum (if applicable) relating to such
         Series) are hereby approved by the Corporation and (ii) the Authorized
         Officers be, and each of them hereby is, authorized to execute and deliver the Offering Documents, generally in the form constituting a part of the Registration Statement or previously executed by the
         Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

                                        3

                  RESOLVED, that the preparation of any Prospectus, Prospectus
         Supplement and any Private Placement Memorandum relating to the
         Securities of a Series and the use of such Prospectus Supplement and
         Prospectus and any Private Placement Memorandum in connection with the sale of the Securities offered thereby is hereby approved;

                  RESOLVED, that the proposed form and terms of any Assignment and Assumption Agreement or Mortgage Loan Purchase Agreement or any
         similar agreement, document or instrument relating to the sale of mortgage loans (or other collateral described in the Registration
         Statement) by Residential Funding Corporation ("RFC") to the
         Corporation, and as described in the Registration Statement, the
         Prospectus and Prospectus Supplement and any Private Placement
         Memorandum (if applicable) for any Series, are hereby approved by the
         Corporation, and each of the Authorized Officers is and shall be authorized to execute and deliver on behalf of the Corporation any such
         Assignment and Assumption Agreement or Mortgage Loan Purchase
         Agreement, as the case may be, generally in a form constituting part of the Registration Statement or previously executed by the Corporation between RFC and the Corporation, with such changes as any of the
         Authorized Officers may deem necessary or advisable;

                  RESOLVED, that the proposed form and terms of any Underwriting
         Agreement or similar agreement among one or more underwriters, RFC and the Corporation, as described in the Registration Statement and any
         Prospectus and Prospectus Supplement for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Underwriting Agreement, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

                  RESOLVED, that the proposed form and terms of any Purchase
         Agreement, Placement Agreement or similar agreement among one or more purchasers or placement agents, RFC and the Corporation, as described in the Private Placement Memorandum for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Purchase Agreement or Placement Agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

                  RESOLVED, that any Insurance Agreement, Letter of Credit or similar agreement for any Series, among the Corporation, the insurer and others, generally in a form constituting part of the Registration
         Statement or previously executed by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the
         Authorized Officers may deem necessary or advisable;

                  RESOLVED, that any Indemnification Agreement or similar
         agreement for any Series, among the Corporation, the insurer and others, generally in a form

                                       4

         constituting part of the Registration Statement or previously executed by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

                  RESOLVED, that each Authorized Officer is authorized to
         request the Trustee under the applicable Articles and Sections of the
         Pooling and Servicing Agreement or Indenture and Trust Agreement, as
         the case may be, to authenticate, or cause the Certificate Registrar to authenticate, the Securities of any Series and to deliver the same in accordance with the orders of the Corporation;

                  RESOLVED, that, upon such request, the execution of the
         Securities for such Series by the Trustee under the Pooling and
         Servicing Agreement or the Indenture and Trust Agreement, as the case may be, and their authentication by the Trustee or the Certificate
         Registrar is authorized by the Corporation, and each Authorized Officer is authorized to, upon receipt of the price for the underwritten
         Securities or purchased Securities stated in any Underwriting
         Agreement, Purchase Agreement or Placement Agreement to be paid to the
         Corporation, deliver, or cause to be delivered, such underwritten
         Securities or purchased Securities in accordance with the terms of such
         Underwriting Agreement, Purchase Agreement or Placement Agreement;

                  RESOLVED, that any class or classes of Securities of any
         Series created and issued under any Pooling and Servicing Agreement or
         Indenture and Trust Agreement, as the case may be, are hereby authorized to be sold pursuant to any Underwriting Agreement, Purchase
         Agreement or Placement Agreement, or any similar agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable, either at the time of issuance or thereafter, including for the purpose of creating a new Series of Securities;

                  RESOLVED, that execution of any agreement, instrument or
         document by an Authorized Officer of the Corporation pursuant to these resolutions shall constitute conclusive evidence of the approval of, and of that Authorized Officer's authority to execute, such agreement, instrument or document;

                  RESOLVED, that the Authorized Officers, the Secretary or any
         Assistant Secretary of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the Authorized Officers, the Secretary or any Assistant
         Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions or of a Certificate of Approval;

                  RESOLVED, that the Authorized Officers, the Secretary, any
         Assistant Secretary of the Corporation or any attorney-in-fact of the
         Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the Corporation to any agreement, instrument or document executed pursuant to

                                       5

         any of the foregoing resolutions or pursuant to a Certificate of
         Approval by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof; and

                  RESOLVED, that any actions of the Board of Directors, the
         Authorized Officers, the Secretary or any Assistant Secretary of the
         Corporation in furtherance of the purposes of the foregoing resolutions or of a Certificate of Approval], whether taken before or after the adoption or effectiveness of these resolutions or the execution of a
         Certificate of Approval, respectively, are hereby approved, confirmed, ratified and adopted and shall be approved, confirmed, ratified and adopted upon execution of such Certificate of Approval.

                                       6

         IN WITNESS WHEREOF, the undersigned Directors have executed this
Unanimous Written Consent this 20th day of December, 2005.

/s/ Davee L. Olson                                    /s/ Bruce J. Paradis
------------------------------------                  --------------------------
Davee L. Olson                                        Bruce J. Paradis

/s/ David C. Walker
David C. Walker

                                                                       EXHIBIT A
                                                                       ---------

                             CERTIFICATE OF APPROVAL
                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

         Residential Funding Mortgage Securities II, Inc. (the "Corporation") is
authorized to execute the agreements and to take such other action as described in the resolutions adopted by Unanimous Written Consent of Directors in Lieu of
Meeting of Board of Directors of the Corporation dated __________ ___, 2005 with respect to the issuance and sale of the Securities of the Series described below upon the execution of this Certificate of Approval by the undersigned officers, acting pursuant to authority granted to them in said Unanimous Written Consent:

         Series __________, Class(es) __________, to be issued on __________, pursuant to a Pooling and Servicing Agreement or Indenture, as the case maybe, dated as of __________ among the Corporation, Residential Funding Corporation and _______________ as Trustee.

Date:  ___________________     RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.*

                               By:
                                  ----------------------------------------------
                                    President

                               By:
                                  ----------------------------------------------
                                    Treasurer

                               By:
                                  ----------------------------------------------
                                    Acting Chief Financial Officer

* At least two of the three designated officers must sign.

                         RESIDENTIAL FUNDING CORPORATION

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                DECEMBER 20, 2005

         The undersigned, being all the Directors of Residential Funding

Corporation, a Delaware corporation (the "Corporation"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Corporation.

                  RESOLVED, that the Corporation be, and hereby is, authorized to act as master servicer (the "Master Servicer"), manager (the
         "Manager") or administrator (the "Administrator") in connection with the creation and sale, either directly to investors or to one or more registered broker-dealers, including affiliates (the "Purchasers") by
         Residential Funding Mortgage Securities II, Inc. ("RFMSII") of home equity loan pass-through certificates and asset-backed notes (the
         "Securities"), having such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in a Registration Statement on Form S-3 filed by RFMSII with the
         Securities and Exchange Commission on or about December 20, 2005 to effect the registration of up to $1,000,000 of Securities (such registration statement, in the form in which it was executed, including any and all exhibits thereto, together with any amendment (the
         "Pre-Effective Amendment") thereto which shall be subsequently executed and filed, in order to effect the registration of an additional
         $10,000,000,000 of Securities, is herein called the "Registration
         Statement"), and in the Prospectus and Prospectus Supplement (including any preliminary prospectus or similar document) and any Private
         Placement Memorandum prepared by RFMSII, relating to the Securities of each Series issued under the Registration Statement (each, a "Series");

                  RESOLVED, that the proposed form and terms of any Pooling and
         Servicing Agreement or Trust Agreement, Indenture, Mortgage Loan
         Purchase Agreement, Servicing Agreement, Custodial Agreement,
         Underwriting Agreement, Purchase Agreement, Placement Agreement
         Indemnification Agreement, Insurance Agreement, Letter of Credit or any
         other similar or related agreement, document or instrument for any series of Securities (collectively, the "Agreements") with respect to the Securities of any Series (as described in the Registration
         Statement and the Prospectus and Prospectus Supplement and any Private
         Placement Memorandum relating to such Securities or in a form previously agreed to by the Corporation) are hereby approved and that the President, any Managing Director, and any other officer listed on the attached Exhibit B, which may be amended from time to time by the signature of one member of the board of directors (the "Board of
         Directors") be, and each of them hereby is, authorized to execute and deliver the Agreements, generally in a form constituting a part of the
         Registration

         Statement or previously executed by the Corporation, with such changes as any of such officers (the "Authorized Officers") may deem necessary or advisable;

                  RESOLVED, that for any Series, the conveyance to RFMSII for conveyance to the Trust Fund with respect to such Series (each, a
         "Trust Fund") of mortgage loans or mortgage-backed securities (or other collateral described in the Registration Statement) having approximate aggregate principal amounts equal to the aggregate principal amounts of the Securities that constitute the Series, in return for cash or such
         Securities, or any combination thereof, as specified in the Assignment and Assumption Agreement or Mortgage Loan Purchase Agreement, is
         approved by the Corporation;

                  RESOLVED, that the proposed form and terms of any Assignment and Assumption Agreement, Mortgage Loan Purchase Agreement or any
         similar agreement, document or instrument between RFMSII and the
         Corporation relating to the sale of the mortgage loans by the
         Corporation to RFMSII, and as described in the Registration Statement, the Prospectus and Prospectus Supplement and any Private Placement
         Memorandum for any Series are approved by the Corporation, and the
         Authorized Officers be, and each of them hereby is, authorized to execute and deliver on behalf of the Corporation any such Assignment and Assumption Agreement or Mortgage Loan Purchase Agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers deem necessary or advisable;

                  RESOLVED, that any class or classes of Securities of any
         Series that have not been distributed to the public and that are acquired by the Corporation at the time of issuance or thereafter from an affiliate are hereby authorized to be sold by the Corporation at any time after issuance pursuant to an Underwriting Agreement, Purchase
         Agreement, Placement Agreement or otherwise, including for the purpose of creating a new Series of Securities;

                  RESOLVED, that if any class or classes of Securities of any
         Series (i) are subject to a letter of credit, corporate guaranty or any other similar credit enhancement provided or supported by either the
         Corporation or Residential Capital Corporation, or for any subsidiary of GMAC RFC Holding Corp., or any of their respective affiliates, or, in respect of any such class or classes of Securities, the Corporation or Residential Capital Corporation, or any subsidiary of GMAC RFC
         Holding Corp., or any of their respective affiliates, makes any representation, covenant, or assurance regarding the future performance of the mortgage loans, recoveries in the event of foreclosure, prepayment, performance or other similar financial guarantees, or (ii)
         derive their payments from a mortgage pool that contains mortgage loans secured by properties located in the Commonwealth of Puerto Rico, then in each case, the matters contained herein with respect to such Series must also be approved by two of the President, Chief Financial Officer,
         Treasurer or Assistant Treasurer, such approval to be evidenced by their execution of a Certificate of Approval in substantially the form attached hereto as Exhibit A;

                  RESOLVED, that the Corporation be, and hereby is, authorized to sell mortgage loans or participation interests therein, and to act as Master Servicer, Manager or

                                        2

         Administrator or in a similar capacity with respect to such mortgage loans in an aggregate amount of over $2.0 billion for each individual sale, provided that such sale has also been approved by the execution of a Certificate of Approval in substantially the form attached hereto as Exhibit A;

                  RESOLVED, that, in connection with any such individual sale of mortgage loans or participation interests therein, the proposed form and terms of any Participation and Servicing Agreements, Sale and
         Servicing Agreements or any similar agreements, generally in a form previously executed by the Corporation and any custodial agreements and any similar agreements, generally in a form previously executed by the
         Corporation, are hereby approved and that the Authorized Officers be, and each of them hereby are, authorized to execute and deliver such agreements, with such changes as any of the Authorized Officers may deem necessary or advisable;

                  RESOLVED, that the execution of any agreement, instrument or document by an Authorized Officer of the Corporation pursuant to these resolutions shall constitute conclusive evidence of the approval of, and of that Authorized Officer's authority to execute, such agreement, instrument or document;

                  RESOLVED, that the Authorized Officers, the Secretary or any
         Assistant Secretary of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the Authorized Officers, the Secretary or any Assistant
         Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions or of a Certificate of Approval;

                  RESOLVED, that the Authorized Officers, the Secretary, any
         Assistant Secretary of the Corporation or any attorney-in-fact of the
         Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the Corporation to any agreement, instrument or document executed pursuant to any of the foregoing resolutions or pursuant to a Certificate of Approval by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof, and

                  RESOLVED, that any actions of the Board of Directors, the
         Authorized Officers, the Secretary or any Assistant Secretary of the
         Corporation in furtherance of the purposes of the foregoing resolutions or of a Certificate of Approval, whether taken before or after the adoption or effectiveness of these resolutions or the execution of a
         Certificate of Approval, respectively, are hereby approved, confirmed, ratified and adopted,(if in furtherance of the purposes of these resolutions), and shall be approved, confirmed, ratified and adopted upon execution of such Certificate of Approval (if in furtherance of the purposes of such Certificate of Approval).

                                       3

         IN WITNESS WHEREOF, the undersigned Directors have executed this
Unanimous Written Consent this 20th day of December, 2005.

/s/ Davee L. Olson                                   /s/ Bruce J. Paradis
-----------------------------------                  ---------------------------
Davee L. Olson                                       Bruce J. Paradis

/s/ David C. Walker
David C. Walker

                                                                       EXHIBIT A
                                                                       ---------

                             CERTIFICATE OF APPROVAL
                         RESIDENTIAL FUNDING CORPORATION

         Residential Funding Corporation (the "Corporation") is authorized to execute the agreements and to take such other action as described in the resolutions adopted by Unanimous Written Consent of Directors in Lieu of Meeting
of Board of Directors of the Corporation dated _________________, 2005 with respect to the Securities of the Series described below upon the execution of this Certificate of Approval by the undersigned officers, acting pursuant to authority granted to them in said Unanimous Written Consent:

         Series ___________________________, Class(es)
         _________________________, to be issued on __________, pursuant to a
         Pooling and Servicing Agreement, Indenture, or Trust Agreement dated as of __________ among the Corporation, _______________________ and
         _____________________, as Trustee.

Date:  ___________________          RESIDENTIAL FUNDING CORPORATION*

                                        By:  ___________________

                                             President

                                        By:  ___________________

                                             Treasurer

                                        By:  ___________________

                                             Acting Chief Financial Officer

* At least two of the three designated officers must sign.

                                                                       EXHIBIT B
                                                                       ---------

                           LIST OF AUTHORIZED OFFICERS

                                DECEMBER 20, 2005

 ----------------------------------- ------------------------------------------
 Lisa R. Lundsten                    Managing Director
 ----------------------------------- ------------------------------------------
 Karen Fox                           Director
 ----------------------------------- ------------------------------------------
 Jill M. Johnson                     Director
 ----------------------------------- ------------------------------------------
 Heather Anderson                    Associate
 ----------------------------------- ------------------------------------------
 Benita Bjorgo                       Associate
 ----------------------------------- ------------------------------------------
 Tim Jacobson                        Associate
 ----------------------------------- ------------------------------------------
 Joe Orning                          Associate
 ----------------------------------- ------------------------------------------
 Mark White                          Associate
 ----------------------------------- ------------------------------------------